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Investors Municipal Cash Fund



Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund



Supplement to the currently effective prospectus of each of the listed funds:


Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of Trustees of the funds approved the liquidation and termination of the above-noted funds. It is anticipated that the liquidation and termination of the funds will occur in the first quarter of 2007. Accordingly, once the funds' liquidation date has been determined, the funds will redeem the shares of any shareholder outstanding on such date. The Advisor has agreed to pay the costs of the liquidation.

The Board also further approved closing the funds to new intermediary relationships. If any of the funds are offered as a "cash sweep" option, the funds will remain available for new sales through such arrangement until the date of the fund's liquidation.









               Please Retain This Supplement for Future Reference



August 25, 2006